UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 09/26/2011

Sagent Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35144

Delaware	98-0536317
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1901 N. Roselle Road, Suite 700, Schaumburg, Illinois 60195

(Address of principal executive offices, including zip code)

(847) 908-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 26, 2011, Sagent Pharmaceuticals, Inc. (the “Company”) entered into a joinder and sixth amendment to its credit agreement, dated as of June 16, 2009, as amended, among the Company, Sagent Pharmaceuticals, a Wyoming corporation and a wholly owned subsidiary of the Company, Midcap Funding IV, LLC, as agent and lender, and Silicon Valley Bank, as lender, and a joinder and first amendment to its credit agreement, dated as of March 8, 2011, among the Company, Sagent Pharmaceuticals, a Wyoming corporation and a wholly owned subsidiary of the Company, Midcap Funding III, LLC, as agent and lender and Silicon Valley Bank, as lender, (the “Amendments”). The Amendments, among other items:

•	Joined the Company as a party to, and a borrower under, each of the credit agreements and the related financing documents;

•

Eliminated the applicability of the minimum net invoiced revenue covenant in each of the credit agreements for any quarter where the Company’s cash and cash equivalents, as reported in its consolidated financial statements filed with the Securities and Exchange Commission, are $60 million or greater.

The foregoing summary of the material terms of the Amendments does not purport to be complete and is qualified in its entirety by the complete text of the Amendments, which are attached as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference. The foregoing summary may not contain all of the information about the Amendments that is important to you.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Joinder and Amendment No. 6 Regarding Credit Agreement, dated September 26, 2011, by and among Sagent Pharmaceuticals, Sagent Pharmaceuticals, Inc., Midcap Funding IV, LLC and Silicon Valley Bank.

10.2	Joinder and Amendment No. 1 Regarding Credit Agreement, dated September 26, 2011, by and among Sagent Pharmaceuticals, Sagent Pharmaceuticals, Inc., Midcap Funding III, LLC and Silicon Valley Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT PHARMACEUTICALS, INC.

Date: September 30, 2011		/S/ JONATHON SINGER
	Name:	Jonathon Singer
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Joinder and Amendment No. 6 Regarding Credit Agreement, dated September 26, 2011, by and among Sagent Pharmaceuticals, Sagent Pharmaceuticals, Inc., Midcap Funding IV, LLC and Silicon Valley Bank

10.2	Joinder and Amendment No. 1 Regarding Credit Agreement, dated September 26, 2011, by and among Sagent Pharmaceuticals, Sagent Pharmaceuticals, Inc., Midcap Funding III, LLC and Silicon Valley Bank